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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 1, 2003

                      Lehman ABS Corporation on behalf of:

                  CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-11 TRUST CORPORATE BACKED TRUST CERTIFICATES, Federal Express Corporation Note- Backed SERIES 2001-37 TRUST

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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485             13-3447441
(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

         Lehman ABS Corporation
          745 Seventh Avenue
          New York, New York                                        10019
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust
Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001   Series 2001-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001   Series 2001-2 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001   Series 2001-3 Trust
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

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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001   Series 2001-4 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001   Series 2001-5 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001      Series 2001-6 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001      Series 2001-7 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001      Series 2001-8 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001     Series 2001-9 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001     Series 2001-10 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001     Series 2001-11 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001      Series 2001-12 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001     Series 2001-14 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001     Series 2001-15 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001        Series 2001-16 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001        Series 2001-17 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001        Series 2001-18 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001       Series 2001-19 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001       Series 2001-20 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-21 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001       Series 2001-22 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001       Series 2001-23 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001       Series 2001-24 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001      Series 2001-25 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001      Series 2001-26 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001      Series 2001-27 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001      Corning Debenture-Backed Series
                                           2001-28 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001      Georgia Pacific Debenture-Backed
                                           Series 2001-29 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001      Royal Caribbean Debenture-Backed
                                           Series 2001-30 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001      Toys "R" Us Debenture-Backed Series
                                           2001-31 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001    Liberty Media Debenture-Backed Series
                                           2001-32 Trust
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

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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001  AT&T Note-Backed Series 2001-33 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001  Goodyear Tire & Rubber Note-Backed
                                           Series 2001-34 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001 Corning Debenture-Backed Series
                                           2001-35 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001  Ford Motor Co. Debenture-Backed
                                           Series 2001-36 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001  Federal Express Corporation Note-
                                           Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002   W.R. Berkley Capital Trust
                                           Securities-Backed Series 2002-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002  Royal & Sun Alliance Bond-Backed
                                           Series 2002-2 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002      Brunswick Corporation Note-Backed
                                           Series 2002-3 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002     DaimlerChrysler Debenture-Backed
                                           Series 2002-4 Trust
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Standard Terms for Trust Agreements and    Callable Zero Coupon Trust
Series Supplement dated March 25, 2002     Certificates, Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002      General Electric Capital Series
                                           Note-Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002     Kinder Morgan Debenture-Backed Series
                                           2002-6 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002        AT&T Wireless Services Note-Backed
                                           Series 2002-7 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002       BellSouth Debenture-Backed Series
                                           2002-8 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002       News America Debenture-Backed Series
                                           2002-9 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002       AIG Debenture-Backed Series 2002-10
                                           Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002       Royal & Sun Alliance Bond-Backed
                                           Series 2002-11 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002      Motorola Debenture-Backed Series
                                           2002-12 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002      Motorola Debenture-Backed Series
                                           2002-14 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002      CIT Capital Trust I Securities-Backed
                                           Series 2002-15 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002      Verizon Global Funding Corp.
                                           Note-Backed Series 2002-16 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002   American General Institutional
                                           Capital A Capital Securities-Backed
                                           Series 2002-17 Trust
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Standard Terms for Trust Agreements and    Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002   Bristol-Meyers Squibb Debenture-
                                           Backed Series 2002-18 Trust
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Standard Terms for Trust Agreements and    Repackaged GE Global Insurance
Series Supplement dated November 15, 2002  Floating Rate Trust Certificates
                                           Series 2002-1 Trust
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

Item 5. OTHER EVENTS

On January 1, 2003 distributions were made to the Holders of the Corporate Backed Trust Certificates, Series 2001-11 Trust and Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 and 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending January 1, 2003.

      2 Trustee's Distribution Statement to the Series 2001-37 Certificate Holders for the period ending January 1, 2003.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2003

                                         Lehman ABS Corporation


                                         By:  /s/ Rene Canezin
                                              ----------------
                                         Name:    Rene Canezin
                                         Title:   Senior Vice President


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

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending January 1, 2003

      2 Trustee's Distribution Statement to the Series 2001-37 Certificate Holders for the period ending January 1, 2003


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